UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 09, 2026

Planet Labs PBC

(Exact name of Registrant as Specified in Its Charter)

California	001-40166	85-4299396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 829-3313

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2026, Planet Labs PBC (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter. There were 332,899,400 shares of the Company’s Class A common stock and 23,493,796 shares of the Company’s Class B common stock entitled to vote as of the record date for the Annual Meeting, each share of Class A common stock being entitled to one vote, and each share of Class B common stock being entitled to twenty votes. A total of 278,499,924 shares of the Company’s Class A and Class B common stock, voting as a single class and representing in aggregate 724,882,048 votes, were represented and voted at the Annual Meeting or by proxy at the Annual Meeting.

Proposal One: Election of Directors

The Company’s stockholders re-elected Vijaya Gadde, General John W. Raymond, and Scott Reese as members of the Company’s board of directors as Class II directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Vijaya Gadde	594,186,674	72,107,314	58,588,060
General John W. Raymond	624,587,634	41,706,354	58,588,060
Scott Reese	665,275,602	1,018,386	58,588,060

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
720,904,469	2,967,964	1,009,615	-

Proposal Three: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ending January 31, 2027, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
643,911,961	13,362,097	9,019,930	58,588,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Labs PBC

Date:	July 10, 2026	By:	/s/ Ashley Johnson
Ashley Johnson President and Chief Financial Officer